                                                                    EXHIBIT 99.1


                            SHARE EXCHANGE AGREEMENT

         This Share Exchange Agreement ("Agreement") between TECHNOLOGY SYSTEMS INTERNATIONAL INC., a Florida corporation ("TSYN"), and the persons listed in EXHIBIT A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of ITS S.L., a Spanish corporation ("ITS"), is entered into as of December 22, 2000.

                                    RECITALS

         A. ITS is a telecommunications company which has been in existence since 1995.

         B. The Shareholders own all of the issued and outstanding shares of common stock of ITS (the "ITS Shares").

         C. The Shareholders have agreed to sell to TSYN, and TSYN has agreed to purchase, the ITS Shares from the Shareholders in exchange for shares of the outstanding common shares of TSYN, pursuant to the terms and conditions set forth in this Agreement.

         D.       ITS will become a wholly-owned subsidiary of TSYN.


         In consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

1.       EXCHANGE OF STOCK.

         (a) The Shareholders agree to transfer to TSYN, and TSYN agrees to purchase from the Shareholders, all of the Shareholders' right, title and interest in their ITS Stock, representing 100% of the issued and outstanding stock of ITS, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

         (b) At the Closing (as defined in Section 2 below), upon surrender by the Shareholders of the certificates evidencing the ITS Stock duly endorsed for transfer to TSYN or accompanied by stock powers executed in blank by the Shareholders, TSYN will cause 16,866,667 shares (subject to adjustment for fractionalized shares as set forth below) of the common voting stock, par value $0.001 of TSYN (the "TSYN Stock") to be issued to the Shareholders, in full satisfaction of any right or interest which each Shareholder held in the ITS Stock. The TSYN Stock will be issued to the


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                  Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in the ITS Stock, as set forth on EXHIBIT A. Any fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number. As a result of the exchange of the ITS Stock in exchange for the TSYN Stock, ITS will become a wholly-owned subsidiary of TSYN.

                  TSYN intends to change its name to ITS Incorporated and the stock certificates to be issued to the shareholders may be issued in the name of TSYN or ITS Incorporated.

2.       CLOSING.

         (a) The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement. The Closing will be held as soon as possible but not later than December 22, 2000, at the offices Company in Wrightstown, New Jersey, unless another place or time is mutually agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

         (b) With the exception of any stock certificates which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

3.       REPRESENTATIONS AND WARRANTIES OF TSYN.

         TSYN represents and warrants as follows:

         (a) TSYN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) The authorized capital stock of TSYN consists of (i) 25,000,000 shares of common stock, $0.001 par value per share, of which, based on the records of TSYN's stock transfer agent, 4,450,000 shares are issued and outstanding as of December 22, 2000,


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                  and (ii) 5,000,000 shares of preferred stock, $0.001 par value per share, of which no shares are issued and outstanding. To the knowledge of TSYN, all issued and outstanding shares of TSYN's common stock are fully paid and nonassessable.

         (c)      TSYN has no subsidiaries.

         (d) Execution of this Agreement and performance by TSYN hereunder has been duly authorized by all requisite corporate action on the part of TSYN, and this Agreement constitutes a valid and binding obligation of TSYN, and TSYN's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to TSYN's knowledge any law or regulation, to which any property of TSYN is subject or by which TSYN is bound.

         (e) TSYN has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance hereunder.

         (f) TSYN has provided all financial statements and financial information in its possession as has been requested by the Shareholders.

         (g) There is no litigation or proceeding pending, or to the Company's knowledge threatened, against or relating to TSYN, its properties or business.

         (h) TSYN is acquiring the ITS shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

4.       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS.

         The Shareholders, jointly and severally, represent and warrant as follows:

         (a) ITS is a corporation duly organized, validly existing, and in good standing under the laws of Spain and is licensed or qualified as a foreign corporation in all places in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) There are no agreements purporting to restrict the transfer of the ITS Shares, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the ITS Shares. The ITS Shares held by the Shareholders are duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations. There are no subscription rights,


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                  options, warrants, convertible securities, or other rights
                  (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of ITS, or any securities convertible into or exchangeable for capital stock of ITS or other securities of ITS, from or by ITS.

         (c) The Shareholders have full right, power and authority to sell, transfer and deliver the ITS Shares, and upon delivery of the certificates therefor as contemplated in this Agreement, the Shareholders will transfer to TSYN valid and marketable title to the ITS Shares, including all voting and other rights to the ITS Shares, free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances. Each of the Shareholders owns and holds that the number or percentage of ITS Shares which are listed opposite their names on Exhibit A attached hereto.

         (d) There is no litigation or proceeding pending, or to any Shareholder's knowledge, threatened, against or relating to ITS or to the ITS Shares.

         (e) ITS has filed in correct form all tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. ITS has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of ITS.

         (f) The current residence address or principal place of business (for any non-individual shareholder) of the ITS Shareholders is as listed on EXHIBIT A attached hereto.

         (g) The ITS Shareholders have had the opportunity to perform all due diligence investigations of TSYN and its business as they have deemed necessary or appropriate and to ask questions of TSYN's officers and directors and have received satisfactory answers to all of their questions. The Shareholders have had access to all documents and information about TSYN and have reviewed sufficient information to allow them to evaluate the merits and risks of the acquisition of the TSYN Stock.

         (h) The Shareholders are acquiring the TSYN Stock for their own account (and not for the account of others) for investment and not with a view to the distribution therefor. The Shareholders will not sell or otherwise dispose of the TSYN Stock without registration under the Securities Act of 1933, as amended, or an exemption therefrom, and the certificate or certificates representing the TSYN Stock will contain a legend to the foregoing effect.

5.       CONDUCT PRIOR TO THE CLOSING.


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

         TSYN and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

         (a) No change will be made in the charter documents, by-laws, or other corporate documents of TSYN or ITS, except as provided in Section 5(a) above.

         (2) TSYN and ITS will each use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and ITS will not enter into any material commitment except in the ordinary course of business.

         (3) None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the ITS Shares owned by them.

6.       CONDITIONS TO OBLIGATIONS OF SHAREHOLDERS.

         The Shareholder's obligation to complete the transactions contemplated herein is subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

         (a) The representations and warranties of TSYN set forth herein will be true and correct the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

         (b) TSYN will have performed all covenants required by this Agreement to be performed by it on or before the Closing.

         (c) This Agreement will have been approved by the Board of Directors of TSYN.

         (d) TSYN will have delivered to the Shareholders the documents set forth below in form and substance reasonably satisfactory to counsel for the Shareholders, to the effect that:

                  (i) TSYN is a corporation duly organized, validly existing, and in good standing;

                  (ii) TSYN's authorized capital stock is as set forth herein;

                  (iii) Certified copies of the resolutions of the board of directors of TSYN authorizing the execution of this Agreement and the consummation hereof; and

                  (iv) Any further document as may be reasonably requested by counsel to the Shareholders in order to substantiate any of the representations or warranties of TSYN set forth herein.


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         (e)      There will have occurred no material adverse change in the business, operations or prospects of TSYN.

7.       CONDITIONS TO OBLIGATIONS OF TSYN.

         TSYN's obligation to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the TSYN, as appropriate:

         (a) The representations and warranties of the Shareholders set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

         (b) The Shareholders will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

         (c) The Shareholders will have delivered to TSYN the documents set forth below in form and substance reasonably satisfactory to counsel for TSYN, to the effect that:

                  (i) ITS is a corporation duly organized, validly existing, and in good standing;

                  (ii) ITS's authorized capital stock is owned as set forth herein and Exhiibit A hereto; and

                  (iii) Any further document as may be reasonably requested by counsel to the Shareholders in order to substantiate any of the representations or warranties of TSYN set forth herein.

         (d) There will have occurred no material adverse change in the business, operations or prospects of ITS.

8.       ADDITIONAL COVENANTS.

         (a) Between the date of this Agreement and the Closing, the Shareholders, with respect to ITS, and TSYN, with respect to itself, will, and will cause their respective representatives to, (i) afford the other party and its representatives access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by the other party; (ii) furnish the other party and its representatives with copies of all such contracts, books and records, and other existing documents and data as the other may reasonably request in connection with the transaction contemplated by this Agreement; and (iii) furnish the other party and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. The Shareholders will cause ITS


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                  to, and TSYN will provide the Shareholders, with complete
                  copies of all material contracts and other relevant information on a timely basis in order to keep the other party fully informed of the status of their respective business and operations.

         (b) TSYN and the ITS Shareholders will cooperate with each other in the preparation of a Form 8-K to be filed with the SEC describing the transaction contemplated by this Agreement and such other items as are required by the SEC rules and regulations.

         (c) TSYN will deliver TSYN's corporate books and records, including all records relating to TSYN's audited financial statements, to the ITS Shareholders at Closing.

         (d) The parties agree that they will not make, and the Shareholders will not permit ITS to make, any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

9.       TERMINATION.

         This Agreement may be terminated (1) by mutual consent in writing; (2) by either the Shareholders or TSYN if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by December 31, 2000; or (3) by any of the Shareholders or TSYN if the Closing has not taken place within ten business days following execution of this Agreement, unless adjourned to a later date by mutual consent in writing.

10.      EXPENSES.

         Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

11.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Shareholders and TSYN set out in this Agreement will survive the Closing for a period of thirty days.

12.      WAIVER.

         Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.


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

13.      BROKERS.

         Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

14.      NOTICES.

         All notices and other communications under this Agreement must be in writing and will be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to TSYN, to:                     Technology Systems International, Inc.
                                    1 Field Court
                                    Wrightstown, New Jersey 08562
                                    Attention: Stephen A. Beloyan, President
                                    Phone:  (609) 723-3200


If to the Shareholders, to:         ITS S.L.
                                    Fredrick Cohen, President
                                    Edif, Marina Marbella, 3 A
                                    Avda Severo Ocho 28
                                    29600 Marbella, Spain
                                    Phone: 34 95-277-2057
                                    Fax:  34 95-277-4458

15.      GENERAL PROVISIONS.

         (a) This Agreement will be governed by and under the laws of the State of Florida, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

         (b) Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in the State of Florida. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.


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

         (c) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

         (d) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.


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

         (e) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party will be void.

         (f) The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this Agreement.

         (g) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

         (h) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                             SIGNATURE PAGE FOLLOWS


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

EXECUTED:

TECHNOLOGY SYSTEMS INTERNATIONAL, INC.


By:  s/Stephen A. Beloyan
     ---------------------------------
       Stephen A. Beloyan, President



THE SHAREHOLDERS OF ITS S.L.:


CARNIVAL ENTERPRISES LIMITED


By:      s/Yves Horoit
   -----------------------------------
         Yves Horoit, President

VOLIM HOLDING B.V.


By:
   -----------------------------------
         President


GEERIS HOLDING NEDERLAND B.V.


By:
   -----------------------------------
         President


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

                                    EXHIBIT A

                                       TO
                            SHARE EXCHANGE AGREEMENT



-------------------------------------------------------------------------------

                                                           Number of TSYN Shares to be
                                     % of Ownership                 issued to
                  Purchaser          of ITS Shares          Shareholder or its designees
----------------------------------------------------------------------------------------------

Carnival Enterprises Limited               66%                          11,132,000


----------------------------------------------------------------------------------------------

Volim Holding B.V.                         12%                           2,024,000


----------------------------------------------------------------------------------------------

Gerris Holding Nederland B.V.              22%                           3,710,667

----------------------------------------------------------------------------------------------


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